EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of ChineseInvestors.com (the "Company"), that, to his or her knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended November 30, 2019 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: January 14, 2020

/s/ Wei Wang

Wei Wang

Chief Executive Officer

Date: January 14, 2020

/s/ King Fai Leung

King Fai Leung

Chief Financial Officer